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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 2000


                            MetaCreations Corporation
               (Exact Name of Registrant as Specified in Charter)


                Delaware                      0-27168             95-4102687
         (State or Other Juris-           (Commission File      (IRS Employer
       diction of Incorporation)              Number)        Identification No.)

    498 Seventh Avenue, New York, NY                                10018
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code # (212) 201-0800


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

         On Friday, September 8, 2000, the Registrant purchased all of the outstanding capital stock of Viewpoint Digital, Inc., a wholly-owned subsidiary of Computer Associates International Inc. Computer Associates International Inc. owns approximately 17.7% of the outstanding capital stock of Metastream Corporation, a subsidiary the Registrant.

         As consideration for the shares of Viewpoint, the Registrant paid $10 million and issued 715,000 shares of its common stock to Computer Associates and is obligated to make additional payments in amounts contingent upon the attainment of specified Viewpoint revenue and employee retention goals. These additional payment obligations are in the form of two promissory notes, one of which is due on June 8, 2001 and the other of which is due on March 8, 2002. The maximum amount payable under each promissory note is $15 million. The Registrant currently expects that the amounts due upon maturity of the notes will be substantially lower than the maximum principal amount.

         Viewpoint Digital publishes what the Company believes to be the world's largest library of 3D digital content and provides creative 3D services for entertainment, advertising, visual stimulation, computer-based training and corporate communications applications. Viewpoint also facilitates the widespread use of 3D graphics technology for businesses and consumers through Web-based and e-commerce solutions.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired:

         The financial statements of the business acquired as required by this
         Item 7(a) will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the Current Report on Form 8-K is required to be filed.

(b)      Pro Forma Financial Information:

         The pro forma financial information as required by this Item 7(b) will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but not later than 60 days after the date the Current Report on Form 8-K is required to be filed:

(c)      Exhibits:

Exhibit           Description

2.1 Stock Purchase Agreement, dated as of August 23, 2000, by and between MetaCreations Corporation and Computer Associates International Inc.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        METACREATIONS CORPORATION



Date:  September 25, 2000               By:  /s/  Robert E. Rice
                                           ------------------------------
                                           Name:  Robert E. Rice
                                           Title: Chief Executive Officer




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                                  EXHIBIT INDEX


                  The following exhibits are filed herewith.

Exhibit                    Description

2.1 Stock Purchase Agreement, dated as of August 23, 2000, by and between MetaCreations Corporation and Computer Associates International, Inc.